                                                                   Exhibit 10.10
                            SEATTLE FILMWORKS, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN

                                1.    PURPOSES

     1.1 The purpose of the Seattle Filmworks, Inc. 1999 Employee Stock Option Plan (the "Plan") is to enhance the long-term shareholder value of Seattle Filmworks, Inc., a Washington corporation (the "Company"), by offering opportunities to employees, persons to whom offers of employment have been extended, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                               2.    DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

     2.1  Acquired Entities.
     ----------------------

     "Acquired Entities" has the meaning given in Section 6.

     2.2  Acquisition Transaction.
     ----------------------------

     "Acquisition Transaction" has the meaning given in Section 6.

     2.3  Board.
     ----------

     "Board" means the Board of Directors of the Company.

     2.4  Cause.
     ----------

     "Cause" means dishonesty, fraud, misconduct, disclosure of confidential information, conviction of, or a plea of guilty or no contest to, a felony under the laws of the United States or any state thereof, habitual absence from work for reasons other than illness, intentional conduct which causes significant injury to the Company, habitual abuse of alcohol or a controlled substance, in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

     2.5  Change in Control.
     ----------------------

     "Change in Control" means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     2.6  Common Stock.
     -----------------

     "Common Stock" means the common stock, par value $.01, of the Company.

     2.7  Disability.
     ---------------

     "Disability" means a medically determinable mental or physical impairment or condition of the Holder which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Holder to be unable, in the opinion of the Plan Administrator on the basis of evidence acceptable to it, to perform his or her duties for the Company. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of the Holder's termination of employment, service or contractual relationship.

     2.8  Exchange Act.
     -----------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.9  Fair Market Value.
     ----------------------

     "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the closing sales price for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

     2.10  Grant Date.
     ----------------

     "Grant Date" means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Option is to be granted.

     2.11  Holder.
     ------------

     "Holder" means the Participant to whom an Option is granted or the personal representative of a Holder who has died.

     2.12  Option.
     ------------

     "Option" means the right to purchase Common Stock granted under Section 7. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

     2.13  Option Shares.
     -------------------

     "Option Shares" means the shares of Common Stock issuable upon a Holder's exercise of an Option granted under the Plan.

     2.14  Participant.
     -----------------

     "Participant" means an individual who is a Holder of an Option or, as the context may require, any employee, consultant, agent, advisor or independent contractor of the Company or a Subsidiary who has been designated by the Plan Administrator, subject to the limitations in Section 5, as eligible to participate in the Plan.

     2.15  Plan Administrator.
     ------------------------

     "Plan Administrator" means the Board or any committee designated to administer the Plan under Section 3.1.

     2.16  Securities Act.
     --------------------

     "Securities Act" means the Securities Act of 1933, as amended.

     2.17  Subsidiary.
     ----------------

     "Subsidiary," except as expressly provided otherwise, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

                             3.    ADMINISTRATION

     3.1  Plan Administrator.
     -----------------------

     The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. Any such committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The Board, or any committee thereof appointed to administer the Plan, is referred to herein as the "Plan Administrator." The Board or Plan Administrator may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to one or more senior executive officers or committees thereof, the members of which need not be members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

     3.2  Administration and Interpretation by the Plan Administrator.
     ----------------------------------------------------------------

     Except for the terms, conditions and limitations explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its absolute discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any instrument that evidences the Option. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, change and rescind rules and regulations of general application for the Plan's administration. This authority shall include the sole authority to correct any defect, supply any omission or reconcile any inconsistency in this Plan and make all other determinations necessary or advisable for the administration of the Plan and do everything necessary or appropriate to administer the Plan. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                        4.    STOCK SUBJECT TO THE PLAN

     4.1  Authorized Number of Shares.
     --------------------------------

     Subject to adjustment from time to time as provided in Section 9.1, a maximum of 800,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

     4.2  Reuse of Shares.
     --------------------

     Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise or payment of the Option) shall again be available for issuance in connection with future grants of Options under the Plan. Also, upon a stock-for-stock exercise only the net number of shares will be deemed to have been used under this Plan.

                               5.    ELIGIBILITY

     Options may be granted under the Plan to those employees, consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries as the Plan Administrator from time to time selects; provided that no individual who is an officer or director of the Company may be granted Options under the Plan.

                        6.    ACQUIRED COMPANY OPTIONS

     Notwithstanding anything in the Plan to the contrary, but subject to the limitations in Section 5, the Plan Administrator may grant Options under the Plan in substitution for awards issued under other plans, or assume under the Plan options issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Option is substituted, or the old Option is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (an "Acquisition Transaction"). Such Options shall not reduce the number of shares of Common Stock available for issuance pursuant to this Plan. If a written agreement pursuant to which an Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Options shall be deemed to be Participants and Holders.

                              7.    STOCK OPTIONS

     7.1  Grant of Options.  The Plan Administrator is authorized under the
     ---------------------
Plan, in its sole discretion, to grant Options to those individuals who meet the eligibility requirements in Section 5.

     7.2  Option Exercise Price.
     --------------------------

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

     7.3  Term of Options.
     --------------------

     The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be five (5) years from the Grant Date.

     7.4  Exercise of Options.
     ------------------------

          The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable. If not so established in the instrument evidencing the Option or otherwise set at the time of grant, the Option will be subject to the following: (a) 25% of the Option shall vest and become exercisable one year after the Grant date and the balance of the Option shall vest and become exercisable in a series of twelve (12) successive quarterly installments for each additional quarter thereafter; and (b) in no event shall any additional Option Shares vest after termination of Holder's employment by or service to the Company.

     To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. An Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

     7.5  Payment of Exercise Price.
     ------------------------------

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or check (unless, at the time of exercise, the Plan Administrator determines not to accept a personal check), except that the Plan Administrator, in its sole discretion, may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Plan Administrator may determine, authorize payment in cash and/or one or more of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to
(i) a third party designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and (ii) the Company to deliver the certificates for such purchased shares directly to such third party, all in accordance with the regulations of the Federal Reserve Board; or (c) such other consideration as the Plan Administrator may permit.

     7.6  Post-Termination Exercises.
     -------------------------------

     In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only
(a) within one year if the termination of the Holder's employment or services are coincident with Disability or (b) within three months after the date the Holder ceases to be an employee, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Holder's employment or services is for any reason other than death or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate entitled thereto at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first discovery by the Company of any reason for such termination and the Holder shall have no right to purchase any Shares pursuant to such Option, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

     A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence or short-term break in service on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

                              8.    ASSIGNABILITY

     Except as otherwise specified or approved by the Plan Administrator at the time of grant or any time prior to its exercise, no Option granted under the Plan may be assigned, pledged or transferred by the Holder other than by will or by the laws of descent and distribution, and during the Holder's lifetime, such Options may be exercised only by the

Holder. Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Option to designate a beneficiary who may exercise the Option or receive compensation under the Option after the Holder's death; provided, however, that (i) any Option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Option, (ii) the original Holder shall remain subject to withholding taxes upon exercise, (iii) any subsequent transfer of an Option shall be prohibited and (iv) the events of termination of employment or contractual relationship set forth in subsection 7.6 shall continue to apply with respect to the original transferor-Holder.

                               9.    ADJUSTMENTS

     9.1  Adjustment of Shares.
     -------------------------

     In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in the maximum number and class of securities subject to the Plan as set forth in Section 4.1 and the number and class of securities that are subject to any outstanding Option and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     9.2  Dissolution, Liquidation or Change in Control Transactions.
     ---------------------------------------------------------------

          (a) In the event of the proposed dissolution or liquidation of the Company, the Company shall notify each Holder at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action.

          (b) If, in connection with a Change in Control, an Option does not remain outstanding, and either such Option is not assumed by the surviving entity or its parent, or the surviving entity or its parent does not substitute options with substantially the same terms for such Option, such Option shall, unless the applicable agreement representing an Option provides otherwise, or unless the Plan Administrator determines otherwise in its sole and absolute discretion, become exercisable in full, whether or not the vesting requirements set forth in the Option Agreement have been satisfied, for a period prior to the effective date of such Change in Control of a duration specified by the Plan Administrator, and thereafter the Option shall terminate.

          (c) Notwithstanding Subsection (b) above, if the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that the transaction constituting a Change in Control would qualify for treatment of as a "pooling of interests" but for the acceleration of vesting provided for in Subsection (b) above, then the acceleration of exercisability shall not occur to the extent that the Company's independent public accountants and such other party's independent public accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting for such transaction.

     9.3  Further Adjustment of Options.
     ----------------------------------

     Subject to the preceding Section 9.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, dissolution, liquidation or Change in Control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Options so as to provide for earlier, later, extended or additional time for exercise, payment or settlement and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such actions before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, dissolution, liquidation or Change in Control that is the reason for such action. Without limiting the generality of the foregoing, if the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Holder's consent, may provide for:

          (a) the continuation of such outstanding Option by the Company (if the Company is the surviving corporation);

          (b) the assumption of the Plan and some or all outstanding Options by the surviving corporation or its parent;

          (c) the substitution by the surviving corporation or its parent of Options with substantially the same terms for such outstanding Options; or

          (d) the cancellation of such outstanding Options with or without payment of any consideration.

     9.4  Limitations.
     ----------------

     The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     9.5  Fractional Shares.
     ----------------------

     In the event of any adjustment in the number of shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

                               10.   WITHHOLDING

     The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Option. In such instances, the Plan Administrator may, in its discretion and subject to the Plan and applicable law, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash. The Company may deduct from any Option any other amounts due from the Participant to the Company or a Subsidiary.

                    11.   AMENDMENT AND TERMINATION OF PLAN

     11.1  Amendment of Plan.
     -----------------------

     The Plan may be amended by the Board in such respects as it shall deem advisable including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations. The Board may condition the effectiveness of any amendment on the receipt of shareholder approval at such time and in such manner as the Board may consider necessary for the Company to comply with or to avail the Company, the Holders or both of the benefits of any securities, tax, market listing or other administrative or regulatory requirement which the Board determines to be desirable. Whenever shareholder approval is sought, and unless required otherwise by applicable law or exchange requirements, the proposed action shall require the affirmative vote of holders of a majority of the shares present, entitled to vote and voting on the matter without including abstentions or broker non-votes in the denominator.

     11.2  Termination Of Plan.
     -------------------------

     The Company's shareholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date.

                                 12.   GENERAL

     12.1  Option Agreements.
     -----------------------

     Options granted under the Plan shall be evidenced by a written agreement which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan.

     12.2  Continued Employment or Services; Rights In Options.
     ---------------------------------------------------------

     None of the Plan, participation in the Plan as a Participant or any action of the Plan Administrator taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant.

     12.3  Registration; Certificates For Shares.
     -------------------------------------------

     The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

     Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     12.4  No Rights As A Shareholder.
     --------------------------------

     No Option shall entitle the Holder to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

     12.5  No Trust Or Fund.
     ----------------------

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

     12.6  Severability.
     ------------------

     If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

                             13.   EFFECTIVE DATE

     The Plan's effective date is the date on which it is adopted by the Board.

     Original Plan adopted by the Board on October 20, 1999.
                                           -----------------

                   PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
                   ----------------------------------------

       Date of
      Adoption/
     Amendment/
     Adjustment           Section         Effect of Amendment
     ----------           -------         -------------------
Adoption by Board on         --                   --            ______, ____
 ________, 1999